UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 29, 2017
(Date of earliest event reported)

CSAIL 2017-C8 Commercial Mortgage Trust
(Exact name of issuing entity)
(Central Index Key Number 0001708131)

Column Financial, Inc.
(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

Benefit Street Partners CRE Finance LLC
(Central Index Key Number 0001632269)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)
(Central Index Key Number 0001654060)

Delaware	333-207361-05	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 29, 2017, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2017-C8 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C8 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $729,950,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Natixis Securities Americas LLC (“Natixis Securities”) and HSBC Securities (USA) Inc. (“HSBC Securities” and, together with Credit Suisse and Natixis Securities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated June 21, 2017, among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of June 23, 2017.

On June 21, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $729,950,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $5,500,000, were approximately $724,450,000. Of the expenses paid by the Registrant, approximately $832,000 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $793,000 in the form of fees were paid to the Underwriters, approximately $808,000 were paid to or for the Underwriters and $4,692,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 207361) was originally declared effective on December 15, 2015.

On June 21, 2017, the Registrant sold the Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $81,105,563, to Credit Suisse (the “Initial Purchaser”), pursuant to a Certificate Purchase Agreement, dated June 21, 2017, among the Depositor, Colum Financial, Inc. and the Initial Purchaser. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On June 20, 2017, the Registrant sold the Class 85BD-A, Class 85BD-B and Class 85BD-C Certificates (collectively, the “Loan-Specific Certificates”), having an aggregate initial principal amount of $72,000,000, to Credit Suisse and Natixis Securities (the “Loan-Specific Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated June 20, 2017, among the Depositor and the Loan-Specific Initial Purchasers. The Loan-Specific Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified as “85 Broad Street” and the 85 Broad Street Trust Subordinate Companion Loan (as defined in the Pooling and Servicing Agreement) on Exhibit B to the Pooling and Servicing Agreement, which are assets of the Issuing Entity, are part of a serviced whole loan (the “85 Broad Street Whole Loan”) that also includes one (1) other pari passu promissory note and two (2) other subordinate promissory notes, which are not assets of the Issuing Entity. The 85 Broad Street Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the 85 Broad Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.3.

The Mortgage Loan identified as “245 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “245 Park Avenue Whole Loan”) that also includes nineteen (19) other pari passu promissory notes and five (5) subordinate companion loans, which are not assets of the Issuing Entity. The 245 Park Whole Loan is being serviced and administered pursuant to a Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and Trimont Real Estate Advisors, LLC, as operating advisor, an executed version of which is attached hereto as Exhibit 4.2 and the 245 Park Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.4.

The Mortgage Loan identified as “Apple Sunnyvale” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Apple Sunnyvale Whole Loan”) that also includes one (1) other pari passu promissory and one (1) other subordinate promissory note, which are not assets of the Issuing Entity. The Apple Sunnyvale Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Apple Sunnyvale Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The Mortgage Loan identified as “Urban Union Amazon” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Urban Union Amazon Whole Loan”) that also includes one (1) other pari passu promissory and one (1) other subordinate promissory note, which are not assets of the Issuing Entity. The Urban Union Amazon Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Urban Union Amazon Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The Mortgage Loan identified as “Broadway Portfolio” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Broadway Portfolio Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Broadway Portfolio Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Broadway Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan identified as “St. Luke’s Office” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “St. Luke’s Office Whole Loan”) that also includes two (2) other pari passu promissory notes which are not asseta of the Issuing Entity. The St. Luke’s Office Whole Loan is being serviced and administered pursuant to the

Pooling and Servicing Agreement and the St. Luke’s Office Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan identified as “Columbus Office Portfolio I” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Columbus Office Portfolio I Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Columbus Office Portfolio I Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Columbus Office Portfolio I Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Mortgage Loan identified as “Acropolis Garden” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Acropolis Garden Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Acropolis Garden Whole Loan is initially being serviced and administered pursuant to the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Acropolis Garden Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The Mortgage Loan identified as “Alexandria Corporate Park” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Alexandria Corporate Park Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Alexandria Corporate Park Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Alexandria Corporate Park Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Mortgage Loan identified as “Garden Multifamily Portfolio” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Garden Multifamily Portfolio Whole Loan”) that also includes four (4) other pari passu promissory notes, which are not assets of the Issuing Entity. The Garden Multifamily Portfolio Whole Loan is initially being serviced and administered pursuant to the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Garden Multifamily Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The Mortgage Loan identified as “Marble Hall Gardens” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Marble Hall Gardens Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Marble Hall Gardens Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Marble Hall Gardens Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2017-C8 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) and one trust subordinate companion loan (the “85 Broad Street Trust Subordinate Companion Loan”) secured by first liens on fifty-five (55) commercial or multifamily properties. The Mortgage Loans and the 85 Broad Street Trust Subordinate Companion Loan were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 21, 2017 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 21, 2017 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Natixis and (iii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 21, 2017 and as to which an executed version is attached hereto as Exhibit 99.3, among the Registrant and BSP.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans and the 85 Broad Street Trust Subordinate Companion Loan were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchaser, pursuant to the Certificate Purchase Agreement, and the Loan-Specific Initial Purchasers, pursuant to the Loan-Specific Certificate Purchase Agreement.

Credit Risk Retention

Natixis as “retaining sponsor” is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by acquiring on the Closing Date and retaining an “eligible vertical interest” (as defined in the Risk Retention Rule) in the form of certificates representing approximately 4.22% of the initial Certificate Balance or Notional Amount of, or percentage interest in, as applicable, each class of Pooled Certificates (as defined in the Pooling and Servicing Agreement) and the Class Z certificates (collectively, the “VRR Interest”) and by the purchase on the Closing Date and holding by Eightfold Real Estate Capital Fund V, L.P. or its “majority-owned affiliate” (as defined in the Risk Retention Rule), acting as a third-party purchaser under the Risk Retention Rule, of a portion of the Class F and Class NR Certificates (such retained portion, the “HRR Certificates”). The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule).

The aggregate fair value of the HRR Certificates is equal to approximately $6,778,273.14 (excluding accrued interest), representing approximately 0.79% of the aggregate fair value of all of the Pooled Certificates and the Class Z Certificates. The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that Natixis is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $6,690,811.48, representing 0.78% of the aggregate fair value, as of the Closing Date, of all of the Pooled Certificates and the Class Z Certificates.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated June 14, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Pooled Certificates and the Class Z Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 21, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Natixis Securities Americas LLC and HSBC Securities (USA) Inc., as underwriters, and Column Financial, Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.

Exhibit 4.3	Co-Lender Agreement, dated June 13, 2017, by and between Natixis Real Estate Capital LLC as the Initial Note A-A-1 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-2 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-3 Holder, Natixis Real Estate Capital LLC as the Initial Note A-B Holder, Natixis Real Estate Capital LLC as the Initial Note B-A Holder and Natixis Real Estate Capital LLC as the Initial Note B-B Holder.

Exhibit 4.4	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Natixis Real Estate Capital LLC, as Initial Note 2 Holder, Société Générale, as Initial Note 3 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 4 Holder and Barclays Bank PLC, as Initial Note 5 Holder.

Exhibit 4.5	Amended and Restated Co-Lender Agreement, dated as of May 10, 2017, by and between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder and Koramco US Debt Strategy Private Real Estate Investment Trust No. 3, as Junior Noteholder.

Exhibit 4.6	Amended and Restated Co-Lender Agreement, dated as of April 18, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder and Hangang US Real Estate Fund No. 1, Hangang US Real Estate Fund No. 1-1 and Hangang US Real Estate Fund No. 1-2, as Junior Noteholder.

Exhibit 4.7	Co-Lender Agreement, dated as of April 18, 2017, between Natixis Real Estate Capital LLC, as Note A-1 Holder and Natixis Real Estate Capital LLC, as Note A-2 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as Note A-2 Holder and Benefit Street Partners CRE Finance LLC, as Note A-3 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of June 29, 2017, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder and Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder.

Exhibit 4.11	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.

Exhibit 4.12	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as Note A-2 Holder, Benefit Street Partners CRE Finance LLC, as Note A-3 Holder, Benefit Street Partners CRE Finance LLC, as Note A-4 Holder and Benefit Street Partners CRE Finance LLC, as Note A-5 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 23, 2017, which such certification is dated June 23, 2017.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 21, 2017, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 21, 2017, between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 21, 2017, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2017	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive
Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated June 21, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Natixis Securities Americas LLC and HSBC Securities (USA) Inc., as underwriters, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.	(E)
4.3	Co-Lender Agreement, dated June 13, 2017, by and between Natixis Real Estate Capital LLC as the Initial Note A-A-1 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-2 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-3 Holder, Natixis Real Estate Capital LLC as the Initial Note A-B Holder, Natixis Real Estate Capital LLC as the Initial Note B-A Holder and Natixis Real Estate Capital LLC as the Initial Note B-B Holder.	(E)
4.4	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Natixis Real Estate Capital LLC, as Initial Note 2 Holder, Société Générale, as Initial Note 3 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 4 Holder and Barclays Bank PLC, as Initial Note 5 Holder.	(E)
4.5	Amended and Restated Co-Lender Agreement, dated as	(E)

of May 10, 2017, by and between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder and Koramco US Debt Strategy Private Real Estate Investment Trust No. 3, as Junior Noteholder.
4.6	Amended and Restated Co-Lender Agreement, dated as of April 18, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder and Hangang US Real Estate Fund No. 1, Hangang US Real Estate Fund No. 1-1 and Hangang US Real Estate Fund No. 1-2, as Junior Noteholder.	(E)
4.7	Co-Lender Agreement, dated as of April 18, 2017, between Natixis Real Estate Capital LLC, as Note A-1 Holder and Natixis Real Estate Capital LLC, as Note A-2 Holder.	(E)
4.8	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as Note A-2 Holder and Benefit Street Partners CRE Finance LLC, as Note A-3 Holder.	(E)
4.9	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of June 29, 2017, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder and Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder.	(E)
4.11	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.	(E)
4.12	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as Note A-2 Holder, Benefit Street Partners CRE Finance LLC, as Note A-3 Holder, Benefit Street Partners CRE Finance LLC, as Note A-4 Holder and Benefit Street Partners CRE Finance LLC, as Note A-5 Holder.	(E)
4.13	Co-Lender Agreement, dated as of June 29, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 23, 2017, which such certification is dated June 23, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of June 21, 2017, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of June 21, 2017, between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of June 21, 2017, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)